Initial Public Offering	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Initial Public Offering
NOTE 3. INITIAL PUBLIC OFFERING
On August 17, 2020, the Company consummated its Initial Public Offering of 57,500,000 Units, including the 7,500,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $575.0 million, and incurring offering costs of approximately $32.4 million, inclusive of approximately $20.1 million in deferred underwriting commissions.
Each Unit consists of one Class A ordinary share, and
one-third
of one redeemable warrant (each, a “Public Warrant”). Each Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 6).